UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Vallon Pharmaceuticals, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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We Need Your Vote to Approve Vallon Pharmaceuticals’ Merger with GRI Bio VOTE YOUR SHARES GRI BIO If you have any questions, or need assistance in voting your shares, please contact Morrow Sodali LLC at 1-800-607-0088 or by email at VLON.info@investor.morrowsodali.com HOW TO VOTE Vote By Internet Go to www.proxyvote.com and enter your Control Number found in your voting instruction form to vote your shares. Vote By Phone US Holders can call 1-800-607-0088 and Non-US Holders can call 289-695-3075. PLEASE VOTE BEFORE THE SPECIAL MEETING ON APRIL 12, 2023 On December 13, 2022, Vallon Pharmaceuticals entered into a merger agreement with GRI Bio. If the merger is approved, the combined company will operate as GRI Bio and advance an innovative pipeline of Natural Killer T (NKT) regulating therapies for the treatment of inflammatory, fibrotic and autoimmune diseases. Each stockholder’s vote is extremely important no matter how many shares you own. You still have the right to vote even if you sold your shares after the record date and we urge you to please vote your shares even if you no longer own them.

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Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions. These forward-looking statements are based on Vallon Pharmaceuticals, Inc.'s (the "Company") and GRI Bio, Inc.'s ("GRI") current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding the completion of the Merger (as defined below) and timing of the completion of the Merger. Actual results may differ from the expectations, estimates and projections expressed by the Company and GRI herein and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including, without limitation: (1) the ability of the Company and GRI to meet the closing conditions in the Merger Agreement, including due to failure to obtain approval of the stockholders of the Company and GRI or certain regulatory approvals, or failure to satisfy other conditions to closing in the Merger Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company or GRI following the announcement of the Merger Agreement and the transactions contemplated therein, that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; and (3) other risks and uncertainties indicated from time to time in the Proxy Materials (as defined below), including those under the heading “Risk Factors” in the Proxy Materials and in the Company’s other filings with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements contained in this communication are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law. Important Additional Information In connection with the proposed merger (the “Merger”) between the Company and GRI, on March 8, 2023, the Company filed a definitive proxy statement/prospectus/information statement (the “Proxy Materials”) with the SEC, which Proxy Materials had been previously filed, along with certain other related documents, in preliminary form in the Company’s registration statement on Form S-4 (the “Registration Statement”), which Proxy Materials constituted both the proxy statement to be distributed to the Company’s stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Merger and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Merger. This communication is not a substitute for the Registration Statement, the Proxy Materials, or any other documents that the Company has filed or may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS, AND RELATED MATTERS. You may obtain free copies of the Registration Statement, Proxy Materials, and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. Investors and stockholders are urged to read the Registration Statement, Proxy Materials, and the other relevant materials before making any voting or investment decision with respect to the proposed transactions. Participants in the Solicitation The Company and GRI, and each of their respective directors and executive officers and certain of their other members of management, employees, and agents, may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information about the Company’s directors and executive officers is included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (filed with the SEC on February 24, 2023) and the Proxy Materials. These documents can be obtained free of charge from the source indicated above. No Offer or Solicitation This letter will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

We Need Your Vote to Approve Vallon Pharmaceuticals’ Merger with GRI Bio VOTE YOUR SHARES GRI BIO If you have any questions, or need assistance in voting your shares, please contact Morrow Sodali LLC at 1-800-607-0088 or by email at VLON.info@investor.morrowsodali.com HOW TO VOTE Vote By Internet Go to www.proxyvote.com and enter your Control Number found in your voting instruction form to vote your shares. Vote By Phone Holders can call 1-800-690-6903. Please have your Control Number ready. PLEASE VOTE BEFORE THE SPECIAL MEETING ON APRIL 12, 2023 On December 13, 2022, Vallon Pharmaceuticals entered into a merger agreement with GRI Bio. If the merger is approved, the combined company will operate as GRI Bio and advance an innovative pipeline of Natural Killer T (NKT) regulating therapies for the treatment of inflammatory, fibrotic and autoimmune diseases. Each stockholder’s vote is extremely important no matter how many shares you own. You still have the right to vote even if you sold your shares after the record date and we urge you to please vote your shares even if you no longer own them.

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Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions. These forward-looking statements are based on Vallon Pharmaceuticals, Inc.'s (the "Company") and GRI Bio, Inc.'s ("GRI") current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding the completion of the Merger (as defined below) and timing of the completion of the Merger. Actual results may differ from the expectations, estimates and projections expressed by the Company and GRI herein and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including, without limitation: (1) the ability of the Company and GRI to meet the closing conditions in the Merger Agreement, including due to failure to obtain approval of the stockholders of the Company and GRI or certain regulatory approvals, or failure to satisfy other conditions to closing in the Merger Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company or GRI following the announcement of the Merger Agreement and the transactions contemplated therein, that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; and (3) other risks and uncertainties indicated from time to time in the Proxy Materials (as defined below), including those under the heading “Risk Factors” in the Proxy Materials and in the Company’s other filings with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements contained in this communication are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law. Important Additional Information In connection with the proposed merger (the “Merger”) between the Company and GRI, on March 8, 2023, the Company filed a definitive proxy statement/prospectus/information statement (the “Proxy Materials”) with the SEC, which Proxy Materials had been previously filed, along with certain other related documents, in preliminary form in the Company’s registration statement on Form S-4 (the “Registration Statement”), which Proxy Materials constituted both the proxy statement to be distributed to the Company’s stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Merger and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Merger. This communication is not a substitute for the Registration Statement, the Proxy Materials, or any other documents that the Company has filed or may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS, AND RELATED MATTERS. You may obtain free copies of the Registration Statement, Proxy Materials, and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. Investors and stockholders are urged to read the Registration Statement, Proxy Materials, and the other relevant materials before making any voting or investment decision with respect to the proposed transactions. Participants in the Solicitation The Company and GRI, and each of their respective directors and executive officers and certain of their other members of management, employees, and agents, may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information about the Company’s directors and executive officers is included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (filed with the SEC on February 24, 2023) and the Proxy Materials. These documents can be obtained free of charge from the source indicated above. No Offer or Solicitation This letter will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.